UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

_________________

FORM 8-K/A

_________________

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 8, 2014

_______________________________

ONCOLOGIX TECH, INC.

(Exact name of registrant as specified in its charter)

_______________________________

Nevada	000-15482	86-1006416
(State or Other Jurisdiction	(Commission	(I.R.S. Employer
of Incorporation)	File Number)	Identification No.)

P.O. Box 8832, Grand Rapids, MI 49518-8832
(Address of Principal Executive Offices) (Zip Code)

(616) 977-9933
(Registrant’s telephone number, including area code)

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SPECIAL NOTE REGARDING FORWARD-LOOKING STATEMENTS

The Registrant’s Form 10-K, any Form 10-Q or any Form 8-K of the Registrant or any other written or oral statements made by or on behalf of the Registrant may contain forward-looking statements that are based on management's beliefs, assumptions, current expectations, estimates and projections about the medical device business, and the Company itself. Statements, including without limitation, those related to: future revenue, earnings, margins, growth, cash flows, operating measurements, tax rates and tax benefits; expected economic returns; projected 2014 operating results, future strength of the Company; future brand positioning; achievement of the Company vision; future marketing investments; the introduction of new lines or categories of products; future growth or success in specific countries, categories or market sectors; capital resources and market risk are forward-looking statements. In addition, words such as "anticipates," "believes," "estimates," "expects," "forecasts," "intends," "is likely," "plans," "predicts," "projects," "should," "will," variations of such words and similar expressions are intended to identify forward-looking statements. These statements are not guarantees of future performance and involve certain risks, uncertainties and assumptions ("Risk Factors") that are difficult to predict with regard to timing, extent, likelihood and degree of occurrence. Therefore, actual results and outcomes may materially differ from what may be expressed or forecasted in such forward-looking statements.

Readers are cautioned not to place undue reliance on such forward-looking statements as they speak only of the Registrant’s views as of the date the statement was made. The Registrant undertakes no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.

Explanatory Note

As previously reported, on August 1, 2013 Oncologix Tech, Inc., a Nevada corporation entered into a

Stock Purchase Agreement, dated as of August 1, 2013, (the “Agreement”) by and among Oncologix Tech Inc. (“OCLG” or “Company”), and Clifford Haw and Jennifer Hebert (collectively the “Owners”), for Company to acquire 1,000 shares of Common Stock of Angels of Mercy, Inc. (“AOM”), which represents all of the issued and outstanding shares of AOM. Pursuant to the Agreement, the Owners sold all of the Common Stock of AOM for $650,000 represented by a down payment of $100,000 at closing and a four year Secured Promissory Note for $550,000. The Company also issued the Owners 1,000,000 four year warrants with an exercise price of $0.015 that possesses a cashless exercise option. The Owners own all of the shares of AOM, a corporation organized under the laws of the State of Louisiana, a Personal Care Services (PCA) company operating in Regions #4 and #6. The Company also entered into a Management Services Fee Agreement with the Owners to provide management consulting fees to the Company in its ownership transition. The agreement requires total fees of $100,000 payable in the following manner: Twelve (12) monthly payments of $1,500 beginning on August 15, 2013; Eleven (11) monthly payments of $6,000 beginning on August 15, 2014; and a balloon payment of $16,000 due on July 15, 2015. In addition, the Company agrees to pay $65,000 in broker fees related to this transaction. These amounts are to be paid over a twelve (12) month period. In connection with this acquisition, OCLG entered into a $100,000 Promissory Note with a non-affiliated accredited Investor on July 26, 2013. The Note has a term of eighteen (18) months and bears interest at 18%. Total principal and interest during the term of the Note totals $127,000. The Company agreed to pay monthly interest payments of $1,200 beginning on September 26, 2013 with a final payment of $107,800 due on January 26, 2015. In addition, this accredited investor received 2,500 shares of its Series D Convertible Preferred Stock.

On August 7, 2013, we file a Current Report on Form 8-K to report this transaction. This Current Report on Form 8-K/A is being filed to amend Item 9.01 of the 8-K Report in order to provide the pro forma financial information required by Item 9.01(b).

Item 9.01 Financial Statements and Exhibits

(b)	Pro forma financial information

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ONCOLOGIX TECH, INC.

INDEX TO UNAUDITED PRO FORMA INFORMATION

TABLE OF CONTENTS

PART I. FINANCIAL INFORMATION

Pro forma Condensed Consolidated Financial Statements - Basis of Presentation (Unaudited)	3

Unaudited Pro forma Condensed Consolidated Balance Sheet as of August 31, 2012	4

Unaudited Pro forma Condensed Consolidated Statement of Operations for the year ended August 31, 2013	5

Unaudited Pro forma Condensed Consolidated Statement of Operations for the year ended August 31, 2012	6

Notes and Management’s Assumptions to the Pro forma Condensed Consolidated Financial Information (Unaudited)	7

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ONCOLOGIX TECH, INC.

PRO FORMA CONDENSED CONSOLIDATED FINANCIAL STATEMENTS

BASIS OF PRESENTATION

(Unaudited)

The unaudited pro forma condensed consolidated balance sheet as of August 31, 2013, and the unaudited pro forma condensed consolidated statements of operations for the two years ended August 31, 2013 and 2012, are based on the historical financial statements of the Registrant.

The unaudited pro forma condensed consolidated balance sheet as of August 31, 2012, is presented as if the acquisition of the Company’s Personal Care Service Segment by the Registrant as described in the Explanatory Note to this Form 8-K/A occurred in its entirety on August 31, 2012.

The unaudited pro forma condensed consolidated statements of operations for the two years ended August 31, 2013 and 2012 are presented as if the acquisition of the Personal Care Service Segment by the Registrant as described in the Explanatory Note to this Form 8-K/A occurred on September 1, 2011. The unaudited pro forma condensed consolidated financial statements should be read in conjunction with the historical financial statements and notes thereto appearing in the Registrant’s Annual Report on Form 10-K for the fiscal years ended August 31, 2013 and 2012.

Preparation of the pro forma information is based on assumptions considered appropriate by the Registrant’s management. The pro forma financial information is unaudited and is not necessarily indicative of the results which would have occurred if the transactions described above had been consummated on September 1, 2011 for the pro forma condensed consolidated statements of operations and on August 31, 2012 for the pro forma condensed consolidated balance sheet, nor does it purport to represent the future financial position and the results of operations for future periods. In management’s opinion, all adjustments necessary to reflect the effects of the transactions listed above have been made.

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ONCOLOGIX TECH, INC.
UNAUDITED PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET
AS OF AUGUST 31, 2012

		Pro Forma
	Historical	Adjustmnets		Pro Forma
ASSETS
Current Assets:
Cash and cash equivalents	$ 1,931	$ 53,595	A	$ 55,526
Accounts receivable (net of allowance of $3,000)	-	222,664	A	222,664
Inventory	-	-		-
Prepaid expenses and other current assets	2,993	-		2,993

Total current assets	4,924	276,259		281,183

Property and equipment (net of accumulated depreciation)	1,481	30,701	A	32,182
Deposits and other assets	-	-		-
Goodwill	-	672,586	B	672,586
Patents, registrations (net of amortization)	-	-		-

Total assets	$ 6,405	$ 979,546		$ 985,951

LIABILITIES AND STOCKHOLDERS' DEFICIT
Current liabilities:
Convertible notes payable	$ -	$ -		$ -
Convertible notes payable - related parties	-	-		-
Notes payable	-	41,611	A	41,611
Notes payable - related parties	-	-		-
Accounts payable and other accrued expenses	142,990	11,163	A	154,153
Accrued interest payable	42,575	-		42,575
Accrued interest payable - related parties	48,216	-		48,216

Total current liabilities	233,781	52,774		286,555

Long-term liabilities:
Notes payable	-	650,000	B	650,000
Convertible notes payable - (net of discount of $0 and $0)	125,000	-		125,000
Convertible notes payable - related parties (net of discount of $0 and $0)	235,025	-		235,025

Total long-term liabilities	360,025	650,000		1,010,025

Total liabilities	593,806	702,774		1,296,580

Stockholders' Deficit:
Series A Preferred stock, par value $.001 per share; 10,000,000 shares authorized; 129,062 and 129,062 shares issued and outstanding at
August 31, 2013 and August 31, 2012, respectively	129	-		129
Series D Preferred stock, par value $.001 per share; 10,000,000 shares authorized; 58,564 and 0 shares issued and outstanding at
August 31, 2013 and August 31, 2012, respectively	-			-
Common stock, par value $.001 per share; 200,000,000 shares authorized;
74,587,422 and 57,563,258 shares issued and outstanding at
August 31, 2013 and August 31, 2012, respectively	57,563	-		57,563
Additional paid-in capital	57,697,233	22,586	B	57,719,819
Accumulated deficit	(58,338,851)	254,186	B	(58,084,665)
Noncontrolling interest	(3,475)	-		(3,475)
Common stock subscribed	-	-		-

Total stockholders' deficit	(587,401)	276,772		(310,629)

Total liabilities and stockholders' deficit	$ 6,405	$ 979,546		$ 985,951

See accompanying notes to unaudited pro forma condensed consolidated financial information.

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ONCOLOGIX TECH, INC.
UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS
FOR THE YEAR ENDED AUGUST 31, 2013

		Pro Forma
	Historical	Adjustments		Pro Forma

Revenues	$ 244,246	$ 2,615,219	C	$ 2,859,465

Cost of revenues	195,699	2,064,393	C	2,260,092

Gross profit	48,547	550,826		599,373

Operating expenses:
General and administrative	329,667	637,446	C	967,113
Depreciation and amortization	5,455	1,415	C	6,870

Total operating expenses	335,122	638,861		973,983

Loss from operations	(286,575)	(88,035)		(374,610)

Other income (expense):
Interest and finance charges	(34,181)	-		(34,181)
Interest and finance charges - related parties	(152,087)	-		(152,087)
Loss on conversion of notes payable - related parties	(10,242)	-		(10,242)
Induced conversion expense	-	-		-
Loss on disposal of assets	-	-		-
Acquisition costs	(173,864)	-		(173,864)
Other income (expenses)	3,490	-		3,490

Total other income (expense)	(366,884)	-		(366,884)

Loss from operations	(653,459)	(88,035)		(741,494)

Less loss attributable to noncontrolling interest	(14)	-		(14)

Net loss before income taxes	(653,445)	(88,035)		(741,480)

Income taxes	-	-		-

Net loss attributable to common shareholders	$ (653,445)	$ (88,035)		$ (741,480)

Loss per common share, basic and diluted:	$ (0.01)			$ (0.01)

Weighted average number of shares
outstanding - basic and diluted	61,864,435			61,864,435

See accompanying notes to unaudited pro forma condensed consolidated financial information.

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ONCOLOGIX TECH, INC.
UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS
FOR THE YEAR ENDED AUGUST 31, 2012

		Pro Forma
	Historical	Adjustments		Pro Forma

Revenues	$ -	$ 2,860,429	C	$ 2,860,429

Cost of revenues	-	2,151,731	C	2,151,731

Gross profit	-	708,698		708,698

Operating expenses:
General and administrative	130,769	718,181	C	848,950
Depreciation and amortization	450	1,245	C	1,695

Total operating expenses	131,219	719,426		850,645

Loss from operations	(131,219)	(10,728)		(141,947)

Other income (expense):
Interest and finance charges	(10,768)	(1,437)	C	(12,205)
Interest and finance charges - related parties	(25,312)	-		(25,312)
Loss on conversion of notes payable - related parties	(92,758)	-		(92,758)
Induced conversion expense	(25,402)	-		(25,402)
Loss on disposal of assets	-	-		-
Acquisition costs	-	-		-
Other income (expenses)	-	-		-

Total other income (expense)	(154,240)	(1,437)		(155,677)

Loss from operations	(285,459)	(12,165)		(297,624)

Less loss attributable to noncontrolling interest	(14)	-		(14)

Net loss before income taxes	(285,445)	(12,165)		(297,610)

Income taxes	-	-		-

Net loss attributable to common shareholders	$ (285,445)	$ (12,165)		$ (297,610)

Loss per common share, basic and diluted:	$ (0.00)			$ (0.00)

Weighted average number of shares
outstanding - basic and diluted	61,864,435			61,864,435

See accompanying notes to unaudited pro forma condensed consolidated financial information.

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ONCOLOGIX TECH, INC.

NOTES AND MANAGEMENT’S ASSUMPTIONS

TO THE PRO FORMA CONDENSED CONSOLIDATED FINANCIAL INFORMATION

A)	The increase in assets and liabilities of the Personal Care Service segment as if the acquisition was consummated on August 31, 2012.
B)	The increase in goodwill includes purchased goodwill as well as an increase in purchased goodwill upon the acquisition. The increase in liabilities represents the monies borrowed and note payable issued for the balance of the purchase price.
C)	Reflects the results of operations of the Personal Care Service segment as if the acquisition was consummated on September 1, 2011.

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: January 8, 2014	ONCOLOGIX TECH, INC.
	By	/s/ Roy Wayne Erwin
Name: Roy Wayne Erwin Title: Chief Executive Officer

Date: January 8, 2014	ONCOLOGIX TECH, INC.
	By	/s/ Michael A. Kramarz
Name: Michael A. Kramarz Title: Chief Financial Officer

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